EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, John T. Cahill, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ John T. Cahill

Name: John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Helene D. Gayle, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ Helene D. Gayle

Name: Helene D. Gayle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ellen M. Hancock, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ Ellen M. Hancock

Name: Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Joseph Jimenez, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 14th day of December, 2010.

/s/ Joseph Jimenez

Name: Joseph Jimenez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, David W. Johnson, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ David W. Johnson

Name: David W. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Richard J. Kogan, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ Richard J. Kogan

Name: Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Delano E. Lewis, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ Delano E. Lewis

Name: Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, J. Pedro Reinhard, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ J. Pedro Reinhard

Name: J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Stephen I. Sadove, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s Employees Savings and Investment Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of December, 2010.

/s/ Stephen I. Sadove

Name: Stephen I. Sadove